UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund II, Inc.

Mid-Year Report June 30, 2005 Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow’s Technologies

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Stockholders	1

Performance and Portfolio Overview	2

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Statement of Cash Flows	14

Notes to Financial Statements	15

Financial Highlights	22

Report of Independent Registered Public Accounting Firm	23

Board of Directors and Executive Officers	24

Additional Fund Information	back cover

To The Stockholders

Your mid-year report for Seligman New Technologies Fund II, Inc. follows this letter. The report contains the Fund’s investment results and financial statements, including a portfolio of the Fund’s investments.

For the six months ended June 30, 2005, the Fund posted a total return of -1.41%. During the same time period, the technology market, as measured by the Goldman Sachs Technology Index, returned -7.33%. The Blended Index, which excludes the services and hardware subsectors of the Goldman Sachs Technology Index, posted a total return of -7.30%.

We are pleased to announce that, effective April 8, 2005, Lauren Wu was appointed Co-Portfolio Manager of the Fund, joining Richard M. Parower and Reema D. Shah. Ms. Wu will continue her role as Chief Financial Officer, Venture Capital Investments of J. & W. Seligman & Co. Incorporated, the Fund’s investment manager, and will be responsible for managing venture capital companies held in the portfolio.

We appreciate your continued support of Seligman New Technologies Fund II, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 10, 2005

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Stockholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600	Outside the United States
New York, NY 10017		(800) 622-4597	24-Hour Automated Telephone Access Service

General Distributor	General Counsel
Seligman Advisors, Inc.	Sullivan & Cromwell LLP
100 Park Avenue
New York, NY 10017	Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman New Technologies Fund II and to provide a summary of the Fund’s portfolio characteristics.

Investment Results
Total Returns
For the Periods Ended June 30, 2005

		Average Annual
	Six Months*	One Year	Five Years	Since Inception 6/22/00
With Sales Charge**	n/a	n/a	n/a	(25.91)%
Without Sales Charge**	(1.41)%	6.69%	(25.24)%	(25.12)
Goldman Sachs Technology Index†	(7.33)	(5.33)	(18.06)	(18.20)
Blended Index††	(7.30)	(6.21)	(20.30)	(20.59)

Net Asset Value Per Share
June 30, 2005	$5.58
December 31, 2004	5.66
June 30, 2004	5.23

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Investors may obtain total returns current to the most recent month end by going to www.seligman.com.1 The Manager made certain payments to the Fund in May 2004. Absent such payments, returns that include this period would have been lower.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.
____________
[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†
The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of distributions. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††
The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Diversification of Net Assets
June 30, 2005

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2005	December 31, 2004*
Common Stocks:
Application Software	7	$5,615,949	$6,369,431	7.8	6.4
Biotechnology	—	—	—	—	1.3
Commercial Services and Supplies	1	631,012	628,201	0.8	—
Communications Equipment	10	9,443,946	5,609,095	6.8	6.6
Computers and Peripherals	6	3,675,907	3,602,241	4.4	2.5
Consumer Electronics	1	628,404	682,851	0.8	0.8
Consumer Software	2	2,174,159	2,340,675	2.8	3.6
Diversified Telecommunication Services	2	833,353	862,097	1.0	0.6
Electronic Equipment and Instruments	3	1,233,551	1,375,956	1.7	2.2
Health Care Equipment and Supplies	6	5,177,550	4,171,267	5.0	4.1
Health Care Providers and Services	1	501,919	863,270	1.0	2.5
Hotels, Restaurants and Leisure	—	—	—	—	0.7
Internet and Catalog Retail	—	—	—	—	2.5
Internet Software and Services	8	14,842,098	6,173,541	7.5	4.9
IT Services	1	116,011	101,175	0.1	1.1
Leisure Equipment and Products	—	—	—	—	0.3
Media	1	843,728	766,875	0.9	1.4
Multi-Sector Holdings	1	2,370,322	1,204,588	1.5	1.6
Semiconductors and Semiconductor Equipment	9	6,652,544	8,388,691	10.1	9.0
Systems Software	7	13,193,090	12,024,285	14.5	13.5
Technical Software	2	4,376,131	3,794,881	4.6	1.2
Total Common Stocks	68	72,309,674	58,959,120	71.3	66.8
Convertible Preferred Stocks and Warrants:
Application Software	1	1,708,196	308,523	0.4	0.5
Communications Equipment	1	7,213,357	—	—	—
Electronic Equipment and Instruments	1	1,533,946	1,617,481	2.0	1.7
Health Care Equipment and Supplies	1	128,010	67,657	0.1	0.1
Internet Software and Services	6	24,051,200	10,988,802	13.3	15.5
Systems Software	1	1,000,000	4,898	—	—
Wireless Telecommunication Services	1	10,893,921	100,312	0.1	0.2
Total Convertible Preferred Stocks and Warrants	12	46,528,630	13,087,673	15.9	18.0
Limited Partnerships:
Multi-Sector Holdings	2	4,473,563	3,741,155	4.5	2.6

(Continued on next page.)

Performance and Portfolio Overview

Diversification of Net Assets (continued)
June 30, 2005

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2005	December 31, 2004*
Convertible Promissory Notes:
Internet Software and Services	2	$201,382	$—	—	—
Systems Software	2	62,500	1,250	—	—
Total Convertible Promissory Notes	4	263,882	1,250	—	—
Short-Term Holdings and Other Assets Less Liabilities	1	6,868,907	6,868,907	8.3	12.6
Net Assets	87	$130,444,656	$82,658,105	100.0	100.0

____________
*  Restated to conform to the current period’s classifications.

Largest Industries
June 30, 2005

Composition of Net Assets
June 30, 2005

Performance and Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases
VERITAS Software
Synopsys
Advanced Micro Devices
Digital River*
Cadence Design Systems*
EMC
Macrovision
Cytyc*
THQ*
McAfee*

Largest Sales
Witness Systems
Take-Two Interactive Software
Citrix Systems**
Quest Diagnostics**
eBay**
Ask Jeeves**
Intel**
Invitrogen**
Broadcom (Class A)**
DJ Orthopedics**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
____________
*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2005

Security	Value	Percent of Net Assets
Cybertrust (Series A)	$8,154,100	9.9
MEMC Electronic Materials	3,885,728	4.7
BMC Software	3,216,640	3.9
VERITAS Software	3,035,982	3.7
Synopsys	2,758,087	3.3
Microsoft	2,676,135	3.2
Advanced Micro Devices	2,580,192	3.1
Computer Associates International	2,561,136	3.1
GrandBanks Capital Venture	2,342,263	2.8
Amdocs	2,280,909	2.8

Portfolio of Investments
June 30, 2005

	Shares	Value
Common Stocks 71.3%
Application Software 7.8%
Amdocs*	86,300	$2,280,909
BEA Systems*	38,200	335,205
Cogent	11,800	336,654
Compuware*	37,300	268,000
Microsoft	107,800	2,676,135
NAVTEQ*	8,300	308,594
Witness Systems#	17,995	163,934
		6,369,431

Commercial Services and Supplies 0.8%
Monster Worldwide*	21,900	628,201

Communications Equipment 6.8%
Avocent*	25,300	661,469
Brocade Communications Systems*	27,400	105,901
Cisco Systems*	83,200	1,588,704
Corning*	37,100	616,602
Motorola	39,900	728,574
Nokia (ADR)	42,500	707,200
Plantronics	4,700	170,892
QUALCOMM	30,200	997,053
TomTom*	1,490	32,700
WaveSplitter Technologies#	42,526	—
		5,609,095

Computers and Peripherals 4.4%
Avid Technology*	6,800	362,542
EMC*	106,300	1,457,373
Hewlett-Packard	13,100	307,981
International Business Machines	7,900	586,180
Komag*	4,400	124,740
SeaGate Technology*	43,500	763,425
		3,602,241

Consumer Electronics 0.8%
Matsushita Electric Industrial	45,000	682,851

Consumer Software 2.8%
THQ*	31,800	930,468
Take-Two Interactive Software*	55,400	1,410,207
		2,340,675

____________
See footnotes on page 10.

Portfolio of Investments
June 30, 2005

	Shares	Value
Diversified Telecommunication Services 1.0%
NeuStar (Class A)*	12,800	$327,680
Sprint	21,300	534,417
		862,097

Electronic Equipment and Instruments 1.7%
Amphenol (Class A)	17,100	686,907
Ibiden	12,000	314,850
Orbotech*	17,300	374,199
		1,375,956

Health Care Equipment and Supplies 5.0%
Cytyc*	41,600	918,944
Fisher Scientific International*	10,600	687,940
Gen-Probe*	7,900	286,336
GMP Companies#	73,349	970,407
Kinetic Concepts*	13,100	786,000
PerkinElmer	27,600	521,640
		4,171,267

Health Care Providers and Services 1.0%
Laboratory Corporation of America Holdings*	17,300	863,270

Internet Software and Services 7.5%
Captara#	1,564,953	—
Digital River*	52,600	1,670,313
Google*	2,200	647,119
MarketSoft#ø	47,991	—
McAfee*	37,700	986,986
S1*	87,000	409,335
Symantec*	28,200	613,209
Yahoo!*	53,300	1,846,579
		6,173,541

IT Services 0.1%
Ness Technologies*	9,500	101,175

Media 0.9%
Comcast (Class A)*	25,000	766,875

Multi-Sector Holdings 1.5%
Tower Gate (Series E)#	1,562,608	1,204,588

____________
See footnotes on page 10.

Portfolio of Investments
June 30, 2005

	Shares	Value
Semiconductors and Semiconductor Equipment 10.1%
Advanced Micro Devices*	148,800	$2,580,192
Alteria*	14,700	290,987
Analog Devices	8,200	305,942
ATI Technologies*	23,500	278,593
Integrated Device Technology*	24,800	266,476
Lam Research*	12,700	367,475
Mattson Technology*	26,100	186,093
MEMC Electronic Materials*	246,400	3,885,728
Monolithic Power Systems*	25,500	227,205
		8,388,691

Systems Software 14.5%
BMC Software*	179,200	3,216,640
Check Point Software Technologies*	14,100	279,673
Computer Associates International	93,200	2,561,136
Macrovision*	58,000	1,307,610
NFR Security#	25,246	9,593
Oracle*	122,200	1,613,651
VERITAS Software*	124,400	3,035,982
		12,024,285

Technical Software 4.6%
Cadence Design Systems*	75,900	1,036,794
Synopsys*	165,900	2,758,087
		3,794,881

Total Common Stocks (Cost $72,309,674)		58,959,120

Convertible Preferred Stocks and Warrants# 15.9%
Application Software 0.4%
Index Stock Imagery (Series A Sr.)	617,046	308,523

Communications Equipment 0.0%
Calient Networks (Series A-1)	88,664	—

Electronic Equipment and Instruments 2.0%
Nextest Systems (Series B)	612,682	1,617,481

Health Care Equipment and Supplies 0.1%
GMP Companies (Series C)	3,765	67,657

____________
See footnotes on page 10.

Portfolio of Investments
June 30, 2005

	Shares, Warrants or Partnership Interest		Value
Internet Software and Services 13.3%
Adexa (Series C)	562,080	shs.	$421,560
Adexa (Series E)	340,647		204,388
Adexa (exercise price of $0.01, expiring 7/12/2009)	34,064	wts.	—
Cybertrust (Series A)	2,008,399	shs.	8,154,100
Infomediary Technology Solutions (Series A Sr.)	466,508		746
MarketSoft (Series D)ø	1,512,334		2,208,008
			10,988,802

Systems Software 0.0%
Enterworks (Series B)	510,204		4,898

Wireless Telecommunication Services 0.1%
fusionOne (Series D)	2,006,247		100,312

Total Convertible Preferred Stocks and Warrants (Cost $46,528,630)			13,087,673

Limited Partnership# 4.5%
Multi-Sector Holdings 4.5%
Asia Internet Capital Ventures	$2,276,102		1,398,892
GrandBanks Capital Venture	2,193,724		2,342,263

Total Limited Partnerships (Cost $4,473,563)			3,741,155

Convertible Promissory Notes and Warrants# 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2006	133,333		—
Techies.com 9%, 2/20/2008	66,667		—
			—
Systems Software 0.0%
Enterworks 10%, payable on demand	62,500		1,250
Enterworks (exercise price of $0.01, expiring 5/15/2006)	156,250	wts.	—
			—
Total Convertible Promissory Notes and Warrants (Cost $263,882)			1,250

____________
See footnotes on page 10.

Portfolio of Investments
June 30, 2005

	Principal Amount	Value

Repurchase Agreement 6.9%
State Street Corporation, 2.65%, dated 6/30/05, maturing 7/1/05 in the amount of $5,739,422, collateralized by: $5,850,000 US Treasury Notes 3.50%, due 2/10/10, with a fair market value of $5,857,313 (Cost $5,739,000)	$5,739,000	$5,739,000

Total Investments (Cost $129,314,749) 98.6%		81,528,198
Other Assets Less Liabilities 1.4%		1,129,907
Net Investment Assets 100.0%		$82,658,105

____________
*	Non-income producing security.
#	Restricted and non-income producing security.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
ADR — American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2005

Assets:
Investments, at value:
Common stocks* (cost $72,309,674)	$58,959,120
Convertible preferred stocks and warrants* (cost $46,528,630)	13,087,673
Limited partnerships (cost $4,473,563)	3,741,155
Convertible promissory notes and warrants (cost $263,882)	1,250
Repurchase agreement (cost $5,739,000)	5,739,000
Total investments (cost $129,314,749)	81,528,198
Cash**	360,096
Receivable for securities sold	2,104,643
Expenses prepaid to stockholder service agent	16,370
Receivable for interest and dividends	2,557
Other	5,157
Total Assets	84,017,021

Liabilities:
Payable for securities purchased	1,126,978
Management fee payable	102,887
Unrealized depreciation on forward currency contracts	285
Accrued expenses and other	128,766
Total Liabilities	1,358,916
Net Assets	$82,658,105

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,814,649 shares outstanding)	$148,146
Additional paid-in capital	606,524,069
Accumulated net investment loss	(995,871)
Accumulated net realized loss	(475,221,111)
Net unrealized depreciation of investments and foreign currency transactions	(47,797,128)
Net Assets	$82,658,105

Net Asset Value Per Share	$5.58

____________
*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $9,217,479 and a value of $2,208,008.
**	Includes foreign currencies with a value of $359,640 and a cost of $370,751.
See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $2,047)	$59,724
Interest	71,707
Total Investment Income	131,431

Expenses:
Management fee	627,003
Stockholder servicing fees	209,182
Stockholder account services	142,206
Auditing and legal fees	66,242
Stockholder reports and communications	34,672
Custody and related services	19,098
Directors’ fees and expenses	5,190
Miscellaneous	5,493
Total Expenses	1,109,086
Net Investment Loss	(977,655)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	3,877,668
Net change in unrealized depreciation of investments and foreign currency transactions	(4,308,958)
Net Loss on Investments and Foreign Currency Transactions	(431,290)
Decrease in Net Assets from Operations	$(1,408,945)

____________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(977,655)	$(1,757,456)
Net realized gain (loss) on investments and foreign currency transactions	3,877,668	(22,874,725)
Payment received from the Manager (Note 11)	—	22,726
Net change in unrealized depreciation of investments and foreign
currency transactions	(4,308,958)	36,411,851
Increase (Decrease) in Net Assets from Operations	(1,408,945)	11,802,396

Capital Share Transactions:
Reimbursement received from Manager (Note 11)	—	77,171
Cost of shares of Common Stock repurchased
(1,578,059 and 2,859,200 shares)	(8,682,526)	(14,567,662)
Decrease in Net Assets from Capital Share Transactions	(8,682,526)	(14,490,491)
Decrease in Net Assets	(10,091,471)	(2,688,095)

Net Assets:
Beginning of period	92,749,576	95,437,671
End of Period (net of accumulated net investment loss of $995,871 and $11,019, respectively)	$82,658,105	$92,749,576

____________
See Notes to Financial Statements.

Statement of Cash Flows
For the Six Months Ended June 30, 2005

Cash Flows From Operating Activities:
Decrease in net assets from operations	$(1,408,945)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(38,629,748)
Proceeds from disposition of investment securities	43,518,618
Net sales/maturities of short-term investment securities	1,924,000
Decrease in interest and dividend receivable	7,237
Increase in receivable for securities sold	(211,978)
Decrease in other assets	3,972
Increase in payable for securities purchased	1,127,797
Decrease in management fees payable, accrued expenses and other	(14,021)
Net change in unrealized depreciation of investments and foreign currency transactions	4,190,154
Net realized gain on investments	(3,792,190)
Net Cash Provided by Operating Activities	6,714,896

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(8,682,526)
Net Cash Used in Financing Activities	(8,682,526)
Net Decrease in Cash	(1,967,630)

Cash balance at beginning of period	2,327,726
Cash Balance at End of Period	$360,096

____________
See Notes to Financial Statements.

Notes to Financial Statements

1.
Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation —Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At June 30, 2005, market quotations were not readily available for venture capital securities valued at $19,178,600 (23.2% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions —The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes —There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments. For the period ended June 30, 2005, the Fund did not write or purchase options.

f.
Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	g.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend dates.

2.
Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are

Notes to Financial Statements

due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the period ended June 30, 2005, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts
December 2004	January 14, 2005	4.7	$4,301,265
March 2005	April 8, 2005	5.2	4,381,261

In addition, on July 8, 2005, the Fund repurchased 5.3% of its shares, representing all shares tendered, for $4,530,148.

3.
Management Fee, Incentive Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets.

In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund’s: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund’s net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund’s net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net investment income, and net unrealized appreciation.

The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

At June 30, 2005, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund’s results of operations through June 30, 2005, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $287,800,000 (subject to adjustment as stated above).

Notes to Financial Statements

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $142,206 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2005, the Fund’s potential obligation under the Guaranties is $74,000. As of June 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof of $10,801 at June 30, 2005, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

4.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2005, such fees aggregated $209,182, or 0.50% per annum of the Fund’s average daily net assets.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the period ended June 30, 2005, amounted to $38,629,748 and $43,518,618, respectively.

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented below is based on operating results for the six months ended June 30, 2005 and will vary from the final tax information as of the Fund’s year end.

Notes to Financial Statements

At June 30, 2005, the cost of investments for federal income tax purposes was $129,229,875. The tax basis cost was lower than the cost for financial reporting purposes due to tax losses passed through to the Fund from its limited partnership investments of $184,370, offset in part, by the tax deferral of losses on wash sales of $99,496.

At June 30, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$7,025,323
Gross unrealized depreciation of portfolio securities	(54,727,000)
Net unrealized depreciation of portfolio securities	(47,701,677)
Net unrealized depreciation on foreign currencies	(10,577)
Capital loss carryforward	(478,003,848)
Current period net realized gains	2,697,863
Total accumulated losses	$(523,018,239)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $478,003,848, which is available for offset against future taxable net capital gains, with $86,066,909 expiring in 2008, $191,233,183 expiring in 2009, and $147,905,821 expiring in 2010, $25,814,762 expiring in 2011, and $26,983,173 expiring in 2012. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of this capital loss carryforward before it expires.

7.	Forward Exchange Currency Contracts — At June 30, 2005, the Fund had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Depreciation
Bought:
Japanese yen	16,289,221	147,001	7/1/05	146,869	$(132)
Japanese yen	18,762,107	169,318	7/5/05	169,165	(153)
Total					$(285)

8.
Limited Partnership Commitment—In connection with the Fund’s investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $1,445,329, if and when the partnership requests such contributions. This commitment expires in November 2006 with respect to new investments to be made by the partnership and has a final expiration date of November 2011.

9.
Restricted Securities —At June 30, 2005, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these securities, including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such costs could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2005, were as follows:

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value
Common stocks:
Captara	10/13/00	$8,260,899	$—
GMP Companies	8/17/00	2,090,628	970,407
MarketSoft	12/13/00	124,422	—
NFR Security	3/16/01	1,712,805	9,593
Tower Gate (Series E)	7/26/00	2,370,322	1,204,588
WaveSplitter Technologies	9/22/00	3,634,658	—
Witness Systems	7/16/01	409,852	163,934
		18,603,586	2,348,522
Convertible preferred stocks and warrants:
Adexa (Series C)	8/24/00	7,140,288	421,560
Adexa (Series E)	7/12/02	432,622	204,388
Adexa (Warrants exercise price of $0.01, expiring 7/12/2009)	7/12/02	43	—
Calient Networks (Series A-1)	12/11/00	7,213,357	—
Cybertrust (Series A)	3/19/01	7,103,757	8,154,100
Enterworks (Series B)	10/30/00	1,000,000	4,898
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	100,312
GMP Companies (Series C)	6/3/02	128,010	67,657
Index Stock Imagery (Series A Sr.)	8/18/00 to 4/16/04	1,708,196	308,523
Infomediary Technology Solutions (Series A Sr.)	10/6/00	281,433	746
MarketSoft (Series D)	12/13/00	9,093,057	2,208,008
Nextest Systems (Series B)	11/27/01	1,533,946	1,617,481
		46,528,630	13,087,673
Limited partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,398,892
GrandBanks Capital Venture	1/25/01 to 1/12/05	2,293,724	2,342,263
		4,573,563	3,741,155
Convertible promissory notes and warrants:
Enterworks 10%, payable on demand	5/15/01	62,500	1,250
Enterworks (Warrants exercise price of $0.01, expiring 5/15/2006)	5/15/01	—	—
Techies.com:
9%, due 2/20/2006	2/22/01	134,703	—
9%, due 2/20/2008	2/22/01	66,679	—
		263,882	1,250
Total		$69,969,661	$19,178,600

Notes to Financial Statements

10.
Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2005, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Ending Value
MarketSoft	47,991	—	—	47,991	$—
MarketSoft (Series D)	1,512,334	—	—	1,512,334	2,208,008
Total					$2,208,008

There was no dividend income earned from these investments for the six months ended June 30, 2005.

11.
Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

The Manager also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, the practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman New Technologies Fund II, in May 2004, the Manager made payments to three funds and agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $22,726 paid to Seligman New Technologies Fund II, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

			Year Ended December 31,
	Six Months Ended June 30, 2005		2004	2003	2002	2001	6/22/00* to 12/31/00
Per Share Data:
Net Asset Value, Beginning of Period	$5.66		$4.96	$3.52	$10.50	$17.17	$23.70
Income (Loss) from Investment Operations:
Net investment loss	(0.06)		(0.10)	(0.10)	(0.15)	(0.23)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.02)		0.80	1.54	(6.83)	(6.44)	(6.44)
Increase (Decrease) from Investment Operations	(0.08)		0.70	1.44	(6.98)	(6.67)	(6.47)
Offering costs	—		—	—	—	—	(0.06)
Net Increase (Decrease) in Net Asset Value	(0.08)		0.70	1.44	(6.98)	(6.67)	(6.53)
Net Asset Value, End of Period	$5.58		$5.66	$4.96	$3.52	$10.50	$17.17

Total Return	(1.41)%		14.11%**	40.91%	(66.48)%	(38.85)%	(27.55)%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$82,658		$92,750	$95,438	$80,192	$282,978	$536,743
Ratio of expenses to average net assets	2.66	%††	2.60%	2.69%	2.47%	2.30%	2.25%†
Ratio of net investment loss to average net assets	(2.34	)%††	(1.95)%	(2.46)%	(2.36)%	(1.68)%	(0.28)%†
Portfolio turnover rate	50.20%		105.31%	112.87%	163.40%	165.81%	90.14%
____________
*	Commencement of operations.
**	Excluding the effect of the payments received from the Manager (Note 11), total return would have been 14.08%.
†
In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund’s commencement of operations.

††	Annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders, Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2005, and the related statements of operations and cash flows for the six months then ended, the statements of changes in net assets for six months then ended and for the year ended December 31, 2004, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of June 30, 2005, the results of its operations and its cash flows for the six months then ended, the changes in its net assets for the six months then ended and for the year ended Decemeber 31, 2004, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 25, 2005

Board of Directors

Robert B. Catell 2, 3	Leroy C. Richie 1, 3
• Chairman, Chief Executive Officer and Director, KeySpan Corporation	• Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director, Kerr-McGee Corporation

John R. Galvin 1, 3	Robert L. Shafer 2, 3
• Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	• Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

Alice S. Ilchman 2, 3	James N. Whitson 1, 3
• President Emerita, Sarah Lawrence College	• Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
• Director, Jeannette K. Watson Summer Fellowship	• Director, CommScope, Inc.
• Trustee, Committee for Economic Development
Brian T. Zino
Frank A. McPherson 2, 3	• Director and President, J. & W. Seligman & Co. Incorporated
• Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation	• Chairman,Seligman Data Corp.
• Director, ConocoPhillips	• Director, ICI Mutual Insurance Company
• Director, Integris Health	• Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 1, 3	__________
• Trustee, The Geraldine R. Dodge Foundation	Member: 1 Audit Committee
2 Director Nominating Committee
William C. Morris	3 Board Operations Committee
• Chairman, J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.

Executive Officers

William C. Morris	Reema D. Shah
Chairman	Vice President
Brian T. Zino	Lawrence P. Vogel
President and Chief Executive Officer	Vice President and Treasurer
Eleanor T.M. Hoagland	Lauren Wu
Vice President and Chief Compliance Officer	Vice President
Richard M. Parower	Frank J. Nasta
Vice President	Secretary
Thomas G. Rose
Vice President

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Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212)
682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.[1]

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800)
 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.[2]

This report is intended only for the information of current stockholders of the Fund.

__________

[1] This reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

[2]  Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.
CENTII-3 6/05

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.
	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
	(a)(3)	Not applicable.
	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 7, 2005

Seligman New Technologies Fund II, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.